John Hancock Variable Insurance Trust
Supplement dated December 23, 2014
to the Prospectus dated April 30, 2014

Total Return Trust

At an in-person meeting held on December 15-17, 2014, the Board of Trustees of John Hancock Variable Insurance Trust (the “Trust”) approved an Agreement and Plan of Reorganization providing for the following reorganization:

Acquired Fund	Acquiring Fund
Total Return Trust	Core Bond Trust

A meeting of the shareholders of Total Return Trust has been scheduled for Tuesday, April 14, 2015 to seek approval of the reorganization. Subject to regulatory and shareholder approval, the reorganization is scheduled to occur immediately after the close of business on Friday, April 24, 2015.

Lifestyle Aggressive MVP

Lifestyle Balanced MVP

Lifestyle Conservative MVP

Lifestyle Growth MVP

Lifestyle Moderate MVP

Lifecycle 2010-2050 Trusts (each, a “Fund” and collectively, the “Funds”)

At an in-person meeting held December 15 -17, 2014, the Board of Trustees of the Trust approved the removal of QS Investors, LLC (“QS Investors”) as subadvisor consultant to the Funds, effective as of the close of business on February 17, 2015. John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited will continue to manage the Funds’ assets as subadvisors of the Funds and will provide the services to the Funds previously provided by QS Investors.

In connection with the removal of QS Investors as subadvisor consultant to the Funds, effective February 18, 2015, John Hancock Investment Management Services, LLC (the “Advisor”) has contractually agreed to waive its advisory fees and/or reduce expenses by 0.002% of each Fund’s average net assets. This expense limitation agreement expires on April 30, 2016, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

In connection with these changes, effective as of the close of business on February 17, 2015, the prospectus is hereby amended by removing all references to QS Investors.

Strategic Income Opportunities Trust

Effective January 1, 2015, Kisoo Park is being added as a portfolio manager to the fund. Daniel S. Janis III and Thomas C Goggins will also continue to manage the fund.

Mr. Park is a managing director and portfolio manager on the Global Multi-Sector Fixed Income team for John Hancock Asset Management a division of Manulife Asset Management (US) LLC and is responsible for portfolio management and research of global bonds and currencies. Mr. Park joined John Hancock Asset Management in 2011 from Ardon Maroon Fund Management HK Ltd, a hedge fund advisory firm based in Hong Kong, where he was a founding member and COO.

Global Bond Trust

Andrew Balls, Sachin Gupta and Lorenzo Pagani are being added as portfolio managers to the fund effective January 1, 2015 replacing Scott Mather who will no longer manage the fund.

Andrew Balls. Mr. Balls is Chief Investment Officer, Global Fixed Income at Pacific Investment Management Company, LLC (“PIMCO”). He joined PIMCO in 2006.

Sachin Gupta. Mr. Gupta is an Executive Vice President of PIMCO and global portfolio manager and head of the global desk in the Newport Beach office of PIMCO. He joined PIMCO in 2003.

Lorenzo Pagani, Ph.D. Dr. Pagani is a managing director and portfolio manager in the Munich office of PIMCO and head of the European government bond and European rates desk. He joined PIMCO in 2004.